TherapeuticsMD, Inc. 10-Q

Exhibit 10.1

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (the “Second Amendment”) is made and entered into as of the Effective Date hereof, by and between 6800 BROKEN SOUND LLC, a Florida limited liability company and its successors or assigns (“Landlord”), and THERAPEUTICSMD, INC., a Nevada corporation authorized to do business in Florida (“Tenant”).

RECITALS:

A.

Landlord and Tenant have entered into that certain Lease with the Effective Date of May 13, 2013 (the “First Lease”) for the Lease of that certain Premises described within the Lease as the entire third floor of the Building located at 6800 Broken Sound Parkway, Boca Raton, Florida (“First Premises”).

B.

Subsequently, Landlord and Tenant entered into that certain First Amendment to Lease dated February 19, 2015 (“First Amendment” and together with the First Lease, the “Original Lease”; the Original Lease, as modified by this Second Amendment is referred to herein as the “Lease”), which, among other things, modified the Premises to also include Suite 100 of the Building (as defined in the Lease) (the “Second Premises” and together with the First Premises, the “Original Premises”).

C.

Landlord and Tenant desire to modify and amend the Original Lease to expand the Premises to include Suite 125 of the Building, which suite consists of approximately 3,542 rentable square feet, and to modify such other terms and conditions of the Original Lease consistent with the addition of the additional rentable square footage.

D.

Landlord and Tenant desire to enter into such other terms, conditions, and amendments to the Lease as are more specifically set forth herein.

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, and for separate consideration, the receipt and sufficiency of which is hereby acknowledged and agreed to by the parties hereto, the Landlord and Tenant do hereby agree as follows:

1.0

Recitals. The above recitals are hereby ratified and confirmed as being true and correct and are incorporated herein in all respects.

2.0

Definitions. All terms defined herein shall have the identical definitions as ascribed to within the Original Lease, except where such definition is expressly modified herein.

3.0

Effective Date. The Effective Date of this Second Amendment to Lease shall be the date and time of the last party to fully execute this Second Amendment.

4.0

Premises. Commencing on May 1, 2016 (“Additional Premises Commencement Date”), the Premises as defined in Article 1 BASIC PROVISIONS of the Original Lease shall be amended and restated in its entirety to read as follows:

“B.   Premises: The entire third floor of the Building as outlined on the floor plan attached to the Lease as Exhibit “A”, that certain space designated as Suite 100 located at the Building, and that certain space designated as Suite 125 located at the Building.”

1

For all purposes of the Original Lease and this Second Amendment, commencing upon the Additional Premises Commencement Date, where the defined term “Premises” is used the same shall be defined as the entire third floor of the Building as outlined on Exhibit ‘‘A” to the Lease, Suite 100, and Suite 125. Where the defined term “Additional Premises” is used in this Second Amendment, the same shall be defined solely as Suite 125 at the Building, and where the defined term “Original Premises” is used herein the same shall be defined solely as the entire third floor of the Building together with Suite 100 of the Building.

5.0

Additional Premises Occupancy Date. Landlord shall allow Tenant occupancy of the Additional Premises on the Additional Premises Commencement Date.

6.0

Term. The Lease Term for the Additional Premises shall commence upon the Additional Premises Commencement Date and be coterminous with the Lease Term for the Original Premises. The definition of Expiration Date as set forth in Article I Basic Provisions is hereby amended and restated to read as follows:

“G.   Expiration Date: October 31, 2021, or such earlier date in which the term of the Lease for the Premises shall expire or be terminated pursuant to the terms and conditions of the Lease.”

The Renewal Option set forth in Article 33 of the Lease shall also apply to the Additional Premises, and in the event Tenant should exercise the Renewal Option, it must be exercised for both the Original Premises and the Additional Premises.

7.0

Additional Premises Rentable Area. The Additional Premises Rentable Area consists of approximately 3,542 rentable square feet and constitutes 6.97% percent of the gross rentable square footage of the Building, which is 50,809 rentable square feet. Commencing upon the Additional Premises Commencement Date, the Premises shall consist of approximately 24,761 rentable square feet and constitute collectively for both the Original Premises and Additional Premises 48.73% of the Gross Rentable square footage of the Building. The square footage and percentages set forth herein shall be deemed conclusive, with the Landlord and Tenant agreeing upon the square footage and percentages to be paid which may take into account any loss factor, area located between demising walls, and/or may include exterior wall structures. The parties acknowledge and agree that the Tenant is satisfied with the square footage calculation and the percentage calculation and accepts the same, thereby waiving any right to object to the square footage or percentage calculation in the future.

8.0

Tenant’s Share of Taxes. The Lease, Article 1: BASIC PROVISIONS (I) Tenant’s Share of Taxes is hereby amended and restated in its entirety to read as follows:

“I.   Tenant’s Share of Taxes: Commencing on the Additional Premises Commencement Date, Tenant’s Share of Taxes shall be 48.73% subject to Article 4 and Article 32 of the Lease. To the extent required for any calculation the Tenant’s Share attributable to the Additional Premises shall be 6.97%.”

9.0

Tenants Share of Expenses. The Lease, Article 1: BASIC PROVISIONS (J) Tenant’s Share of Expenses are hereby amended and restated in their entirety to read as follows:

“J.   Tenant’s Share of Expenses: Commencing on the Additional Premises Commencement Date, Tenants share of Expenses shall be 48.73% subject to Article 4 and Article 32 of the Lease. To the extent required for any calculation the Tenant’s Share attributable to the Additional Premises shall be 6.97%.”

2

10.0

Base Rent: The Tenant shall pay the following Rent amounts:

A.

First Premises. Commencing on the Additional Premises Commencement Date, the Base Rent for the First Premises as defined in Article 1: BASIC PROVISIONS (K), and (i) as set forth in Exhibit E of the First Lease with respect to the First Premises, is hereby amended and restated in its entirety to reflect the Base Rent amounts set forth below:

Schedule of Base Rent

Lease Term	Annual Base Rent per Square Foot	Annual Base Rent	Monthly Base Rent	Monthly CAM	Monthly Total

5/1/16-6/31/16	$16.48	$291,465.28	$24,288.77	$19,159.83	$29,616.83*+
7/1/16-3/31/17	$16.48	$291,465.28	$24,288.77	$19,159.83	$30,503.33*+
4/1/17-6/31/17	$16.97	$300,131.42	$25,010.95	TBD	TBD*+
7/1/17-3/31/18	$16.97	$300,131.42	$25,010.95	TBD	TBD*+
4/1/18-6/31/18	$17.48	$309,151.28	$25,762.61	TBD	TBD*+
7/1/18-9/30/18	$17.48	$309,151.28	$25,762.61	TBD	TBD*+
10/1/18-3/31/19	$17.48	$309,151.28	$25,762.61	TBD	TBD*
4/1/19-3/31/20	$18.00	$318,348.00	$26,529.00	TBD	TBD*
4/1/20-3/31/21	$18.54	$327,898.44	$27,324.00	TBD	TBD*
4/1/21-10/31/21	$19.10	$337,802.60	$28,150.22	TBD	TBD*

*Tenant shall pay all legally required sales tax together with each payment of Rent.

+With respect to the First Premises, the installments of Rent qualified by this symbol are subject to the Rent Maximum Payment Ceiling set forth in the chart below. If the Monthly Base Rent plus the Monthly CAM (referred to as “Expenses” in the Original Lease) exceed the applicable monthly Rent Maximum Payment Ceiling set forth below, then the Rent due for the applicable month shall be the applicable monthly Rent Maximum Payment Ceiling set forth below. Notwithstanding any term or condition of the Lease, the Second Premises and/or Additional Premises Base Rent, Taxes, Expenses and/or other amounts due shall not be subject to, or used in any manner in calculating the Rent Maximum Payment Ceiling pursuant to the Lease; the Rent Maximum Payment Ceiling shall only apply to the Rent due with respect to the First Premises (and not the Second Premises or the Additional Premises). Further, the Rent Maximum Payment Ceiling shall cease to apply to the First Premises starting on October 1, 2018.

 Rent Maximum Payment Ceiling Schedule

Lease Term	Rent Maximum Payment Ceiling (Annual)		Monthly Rent Maximum Payment Ceiling

5/1/16-6/31/16	$355,402.00	*	$29,616.83	*
7/1/16-3/31/17	$366,064.00	*	$30,505.33	*
4/1/17-6/31/17	$366,064.00	*	$25,010.95	*
7/1/17-3/31/18	$377,045.00	*	$31,420.42	*
4/1/18-6/31/18	$377,045.00	*	$31,420.42	*
7/1/18-9/30/18	$97,089.00 (for 3 months)	*	$32,363.00	*

*Tenant shall pay all legally required sales tax together with each payment of Rent.

3

B.

Second Premises. Commencing on the Additional Premises Commencement Date, the Base Rent for the Second Premises set forth in Section 12 of the First Amendment is hereby amended and restated in its entirety to read as follows:

Lease Term	Annual Base Rent per Square Foot	Annual Base Rent	Monthly Base Rent	Monthly CAM	Sales Tax	Monthly Total

5/1/16-3/31/17	$16.48	$58,223.84	$4,851.98	$3,827.42	$520.76	$9,200.16
4/1/17-3/31/18	$16.97	$59,955.01	$4,998.25	TBD	TBD*	TBD
4/1/18-3/31/19	$17.48	$61,756.84	$5,146.40	TBD	TBD*	TBD
4/1/19-3/31/20	$18.00	$63,594.00	$5,299.50	TBD	TBD*	TBD
4/1/20-3/31/21	$18.54	$65,501.82	$5,458.49	TBD	TBD*	TBD
4/1/21-10/31/21	$19.10	$67,480.30	$5,623.36	TBD	TBD*	TBD
*Tenant shall pay all legally required sales tax together with each payment of Rent.

C.

Additional Premises. Commencing on the Additional Premises Commencement Date, the Base Rent for the Additional Premises shall be as follows:

Lease Term	Annual Base Rent per Square Foot	Annual Base Rent	Monthly Base Rent	Monthly CAM	Sales Tax	Monthly Total

5/1/16-3/31/17	$16.48	$58,372.16	$4,864.35	$3,837.17	$522.09	$9,223.61
4/1/17-3/31/18	$16.97	$60,107.74	$5,008.98	TBD	TBD*	TBD
4/1/18-3/31/19	$17.48	$61,914.16	$5,159.51	TBD	TBD*	TBD
4/1/19-3/31/20	$18.00	$63,756.00	$5,313.00	TBD	TBD*	TBD
4/1/20-3/31/21	$18.54	$65,668.68	$5,472.39	TBD	TBD*	TBD
4/1/21-10/31/21	$19.10	$67,652.20	$5,637.68	TBD	TBD*	TBD
*Tenant shall pay all legally required sales tax together with each payment of Rent.

Except as expressly set forth herein, nothing contained in this Second Amendment shall diminish or reduce in any manner all amounts due and owing pursuant to the Original Lease for the Original Premises.

11.0

Additional Rent. For all purposes as set forth within the Lease and for the Additional Premises, the Lease shall be deemed a triple net lease and Tenant shall be responsible for payment of Tenant’s Share of all Expenses, Taxes and other amounts as defined and allowed pursuant to the Lease and Landlord shall be entitled to pass through Tenant’s Share of all Expenses, Taxes and other amounts necessary to operate the Building, the Premises and Common Areas as set forth within the Original Lease, as amended by this Second Amendment.

12.0

Security Deposit. Four Thousand Eight Hundred Sixty-Four Dollars and 35/100 ($4,864.35) Dollars shall be paid by Tenant to Landlord upon Tenant’s execution of this Second Amendment to Lease. This amount shall be held as Security Deposit pursuant to all terms and conditions of the Lease in addition to all amounts previously received as a Security Deposit.

4

13.0

Furniture. Tenant shall have the right to use any office furniture located within the Additional Premises during the Term of the Lease at no additional cost to Tenant. The foregoing shall not grant any rights of ownership to any such office furniture to Tenant. All such furniture shall remain at the Additional Premises upon Tenant’s vacating of the Additional Premises.

14.0

Additional Premises Tenant Improvements. Tenant has performed such inspections of the Additional Premises as it deemed necessary in its sole and absolute discretion and understands the Tenant acceptance of the Additional Premises in accordance with the terms and conditions contained herein is a material inducement to Landlord entering into this Second Amendment. Tenant hereby accepts the Additional Premises in its “AS IS, Where Is” condition with any and all faults. Landlord shall have no responsibility or obligation whatsoever to perform any repairs, improvements or alterations to the Additional Premises in any manner and all alterations or improvements which Tenant may desire to the Additional Premises shall be at Tenants sole cost and expense and shall be performed in accordance with all other terms and conditions required pursuant to the Lease.

15.0

Lease Terms and Conditions. Commencing upon the Additional Premises Commencement Date, other than as specifically provided for herein with respect to the Additional Premises, all the terms and conditions of the Original Lease shall also apply to and govern the Additional Premises. Tenant agrees that upon the Additional Premises Commencement Date, Tenant shall continue to be responsible for compliance with and satisfying all terms and conditions of the Original Lease, as amended by this Second Amendment, and specifically with those terms and conditions as are specifically set forth with respect to the Additional Premises herein which Tenant shall also be responsible for commencing upon the Additional Premises Commencement Date. Except to the extent any terms and conditions specifically provided for in this Second Amendment being specifically applicable to the Additional Premises, all terms and conditions of the Original Lease shall apply to and bind both the Additional Premises, in addition to the Original Premises. Notwithstanding the foregoing, this shall in no way diminish or reduce any responsibility, obligation or liability of Tenant pursuant to the Original Lease with respect to the Original Premises, but all such terms, conditions, obligations and responsibilities of Tenant with respect to the Original Premises shall continue for the full Term of the Lease.

16.0

Parking. Commencing on the Additional Premises Commencement Date, Section 1(O) of the Lease is hereby amended and restated in its entirety to read as follows:

“B.   Parking: Up to seventy (70) total parking spaces, ten (10) of which shall be designated by Landlord for Tenant’s use without additional charge, and the remainder of which will be non-exclusive unassigned spaces in the area show on the Site Plan.”

17.0

Estoppel. Tenant hereby represents and warrants that Tenant is not in default of any term or condition of the Lease and that the Lease is in full force and effect and is the binding obligation of the Tenant in accordance with all terms and conditions of the Original Lease, as supplemented or amended herein. Tenant further acknowledges and represents that the Landlord is not in default of any term or condition of the Lease, and the Lease is in full force and effect in accordance with its terms.

5

18.0

Notices. All notices, communications and statements required or permitted under the Lease, as amended by this Second Amendment, shall be in writing, delivered in person or sent by United State Registered or Certified Mail, return receipt requested, with postage prepaid, or Express Mail or Federal Express (or other similar courier service having a delivery system which provides for or makes available a signed receipt of delivery) or by facsimile transmission (provided an original copy is thereafter provided by Express Mail or Federal Express overnight carrier service, addressed to the parties as follows:

AS TO TENANT:	AS TO LANDLORD:

TherapeuticsMD, Inc.	6800 Broken Sound, LLC
Attention: Mitchell Krassan	Attention: Marc Bell
6800 Broken Sound Parkway
Boca Raton, FL 33487
Phone:	Phone: (561) 988-1700

With Copy to:	With Copy to:

TherapeuticsMD, Inc.	Brenda J. Goerks, Esq.
Attention: Legal Dept.	Akerman LLP
Three Brickell City Centre
98 Southeast Seventh Street
Suite 1100
Phone:

Mail service shall be deemed effective upon the earlier of either seventy two (72) hours after deposit in the U.S. mail, in accordance herewith, or upon receipt or refusal to accept receipt by a reputable courier service. Notices sent by facsimile transmission which are received by 4:00 p.m. (in the addressees time zone), shall be deemed delivered as of the date of such transmission, provided that an original copy of such transmission is delivered to the addressee by a nationally utilized overnight courier service on the day following such transmission. Either party by written notice to the other may designate additional parties to receive copies of notices sent to it. Such designees may be changed by written notice. Either party may at any time, in the manner set forth for giving notice to the other, designate a different address to which notices, communication and statements to it shall be sent.

19.0

Duplicate Counterparts. This Second Amendment may be executed by the parties in duplicate counterparts and when taken together the same shall make one complete and binding document. This Second Amendment may be executed in full via facsimile transfer or electronic transmission, which facsimile copy or electronic transfer shall be deemed as binding as an original. All parties hereto may rely upon such facsimile copy or electronic transfer as though it were an original.

6

20.0

Superseding Clause. The terms and conditions of this Second Amendment shall supersede, amend and modify all terms and conditions of the Lease. In the event of any conflict between the terms and conditions contained herein and the terms and conditions contained in the Lease, all terms and conditions contained in this Second Amendment shall control. In all other respects, all terms and conditions of the Lease shall remain in full force and effect.

[Signature Page to Follow]

7

IN WITNESS WHEREOF, the parties have executed this Lease as of the date first set forth above.

WITNESSES:	LANDLORD:

6800 Broken Sound LLC, a Florida limited liability company

/s/ Julie Candia	By:	/s/ Marc Bell
Print Name: Julie Candia	Print Name:	Marc Bell
	Title:	Managing Member
/s/ Christine Antle	Date:	April 26, 2016
Print Name: Christine Antle

LANDLORD ACKNOWLEDGMENT

STATE OF FLORIDA	)
	)	ss:
COUNTY OF PAM BEACH	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016 by Marc H. Bell as Managing Member of 6800 Broken Sound LLC, a Florida limited liability company, on behalf of the company. He/she personally appeared before me, is personally known to me or produced _______________________ as identification.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Robin J. Powers
Notary Public
Print Name:	Robin J. Powers
My Comission Expires : July 19, 2017

 [Tenant Signature Page to Follow]

8

TENANT:

TherapeuticsMD, Inc., a Nevada corporation authorized to do business in Florida

/s/ John Milligan	By:	Robert Finizio
Print Name: John Milligan	Print Name:	Robert Finizio
	Title:	Chief Executive Officer
/s/ Brian Bernick	Date:	April 25, 2016
Print Name: Brian Bernick

TENANT ACKNOWLEDGMENT

STATE OF FLORIDA	)
	)	ss:
COUNTY OF PAM BEACH	)

The foregoing instrument was acknowledged before me this 25th day of April, 2016 by Robert Finizio as Chief Executive Officer of TherapeuticsMD, Inc., a Nevada corporation authorized to do business in Florida, on behalf of said company. He/she personally appeared before me, is personally known to me or produced _______________________ as identification.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Giuseppina N. Gamby
Notary Public
Print Name:	Giuseppina N. Gamby
My Comission Expires : January 27, 2017

9